Exhibit 99.1

Report of Independent Registered Public Accounting Firm

And

FuWang (HK) International Company Limited

Consolidated Financial Statements

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of FuWang (HK) International Company Limited

We have audited the accompanying balance sheets of FuWang (HK) International Company Limited (the “Company”) as of June 30, 2024 and 2023, and the related statements of loss and comprehensive loss, changes in equity and cash flows for each of the two years in the period ended June 30, 2024. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2024 and 2023, and the results of their operations and their cash flows for each of the two years in the period ended June 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

s/ Tang Xin CPAs

Beijing, PRC

May 14, 2025

F-2

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

		As of June 30,
	Note	2024	2023
		US$	US$
ASSETS
Current assets
Cash	2(e)	18,697	3,895
Accounts receivable, net	3	754,876	689,426
Due from related parties	15	11,600	-
Advances to suppliers, net	4	266,908	-
Other current assets, net	5	60,507	34,729

Total current assets		1,112,588	728,050

Non-current assets
Property and equipment, net	6	615,926	598,137
Land use right, net	7	2,104	2,168
Operating lease right-of-use assets	8	254,680	-

Total non-current assets		872,710	600,305

Total assets		1,985,298	1,328,355

The accompanying notes are an integral part of these consolidated financial statements.

F-3

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

		As of June 30,
	Note	2024	2023
		US$	US$
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term loans	9	280,631	-
Accounts payable		750,705	691,965
Due to related parties	15	238,522	73,172
Other payables and accrued expenses	10	89,713	16,467
Operating lease liabilities-current	8	55,031	-
Taxes payable		9,182	7,616

Total current liabilities		1,423,784	789,220

Non-current liabilities
Operating lease liabilities-non current	8	199,649	-

Total non-current liabilities		199,649	-

Total liabilities		1,623,433	789,220

Commitments and contingencies (note 14)

SHAREHOLDERS’ EQUITY
Share capital	11	-	-
Additional paid-in capital	15c	599,979	599,979
Accumulated other comprehensive income		9,843	2,511
Accumulated deficit		(235,635)	(60,313)

Total shareholders’ equity attributable to ordinary shareholders		374,187	542,177
Non-controlling interests		(12,322)	(3,042)
Total shareholders’ equity		361,865	539,135

Total liabilities and shareholders’ equity		1,985,298	1,328,355

The accompanying notes are an integral part of these consolidated financial statements.

F-4

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

		Year ended June 30,
	Note	2024	2023
		US$	US$
Revenues:	13
Sales of goods		85,033	27,714
Other revenues		31,648	-
Total revenues		116,681	27,714

Cost of revenues:
Cost of goods sold		51,357	-
Business and sales related tax		172	450
Total cost of revenues		51,529	450

Gross profit		65,152	27,264

Operating expenses:
Selling and marketing expenses		823	195
General and administrative expenses		237,984	90,556

Total operating expenses		238,807	90,751

Operating loss		(173,655)	(63,487)

Interest expenses, net		10,894	-

Loss before income taxes		(184,549)	(63,487)
Income tax expense	12	-	-
Net loss		(184,549)	(63,487)

Less: Net loss attributable to non-controlling interests		(9,227)	(3,174)

Net loss attributable to ordinary shareholders		(175,322)	(60,313)

F-5

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

Net loss	(184,549)	(63,487)

Other comprehensive income:
Foreign currency translation adjustment, net of nil income taxes	7,279	2,643

Total other comprehensive income	7,279	2,643

Total comprehensive loss	(177,270)	(60,844)
Less: Total comprehensive loss attributable to non-controlling interests	(9,280)	(3,042)
Total comprehensive loss attributable to ordinary shareholders	(167,990)	(57,802)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

	Note		Share capital	Additional paid-in capital	Accumulated other comprehensive income	Accumulated deficit	Total shareholders’ equity attributable to ordinary shareholders	Non-controlling interests	Total shareholders’ equity
			US$	US$	US$	US$	US$	US$	US$

Balance as of June 30, 2022
Net loss			-	-	-	(60,313)	(60,313)	(3,174)	(63,487)
Foreign currency translation adjustment, net of nil income taxes			-	-	2,511	-	2,511	132	2,643
Total comprehensive loss					2,511	(60,313)	(57,802)	(3,042)	(60,844)
									-
Deemed contribution arising from reorganization under common control	15	(c)	-	599,979	-	-	599,979	-	599,979

Balance as of June 30, 2023			-	599,979	2,511	(60,313)	542,177	(3,042)	539,135

The accompanying notes are an integral part of these consolidated financial statements.

F-7

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

	Note	Share capital	Additional paid-in capital	Accumulated other comprehensive income	Accumulated deficit	Total shareholders’ equity attributable to ordinary shareholders	Non-controlling interests	Total shareholders’ equity
		US$	US$	US$	US$	US$	US$	US$

Balance as of June 30, 2023		-	599,979	2,511	(60,313)	542,177	(3,042)	539,135
Net loss		-	-	-	(175,322)	(175,322)	(9,227)	(184,549)
Foreign currency translation adjustment, net of nil income taxes		-	-	7,332	-	7,332	(53)	7,279
Total comprehensive loss		-	599,979	9,843	(235,635)	374,187	(12,322)	361,865

Capital contribution from shareholders		-	-	-	-	-	-	-
								-
Balance as of June 30, 2024		-	599,979	9,843	(235,635)	374,187	(12,322)	361,865

The accompanying notes are an integral part of these consolidated financial statements.

F-8

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

		Year ended June 30,
	Note	2024	2023
		US$	US$
Operating activities:
Net loss		(184,549)	(63,487)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortisation		45,006	22,039
Changes in operating assets and liabilities:
Accounts receivable, net		(65,450)	(689,426)
Due from related parties		(11,600)	-
Advances to suppliers, net		(233,191)	-
Other current assets, net		(25,778)	(34,729)
Operating lease right-of-use assets		(254,680)	-
Accounts payable		12,446	691,965
Due to related parties		165,215	63,484
Other payables and accrued expenses		73,246	16,467
Taxes payable		1,566	7,616
Operating lease liabilities		254,680	-

Net cash provided by (used in) operating activities		(223,089)	13,929

Investing activities:
Payments for purchases of property and equipment		(41,685)	(12,677)

Net cash provided by (used in) investing activities		(41,685)	(12,677)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

		Year ended June 30,
	Note	2024	2023
		US$	US$
Financing activities:
Proceeds from bank loans	9	280,631	-

Net cash provided by financing activities		280,631	-

Effect of exchange rate changes on cash		(1,055)	2,643

Net increase in cash		15,857	1,252

Cash at beginning of the year	2(e)	3,895	-

Cash at end of the year		18,697	3,895

Supplemental information
Interest paid		10,895	-
Income taxes paid		11,728	-
Income taxes refund		-	-

Non-cash investing and financing activities:
Purchase of property, equipment and land use rights and software copy rights and patent technology included in other payables and accrued expenses under the Reorganisation		8,419	8,304

The accompanying notes are an integral part of these consolidated financial statements.

F-10

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION

(a)	Description of Business

FuWang (HK) International Company Limited (“the Company”), a company limited by shares incorporated in Hong Kong, through its owned subsidiaries (collectively, “the Group”), operates research and development of medical software and sales of the second and third type of medical equipment.

(b)	History of the Group and basis of presentation for the Reorganization

The Group’s business scope covers research and development of medical software, sales of the second and third type of medical equipment, production and sales of medical clothes, and clothing processing, which was carried out by Jiangsu Fuwang Medical Equipment Co., Ltd. (“Jiangsu Fuwang”) formerly known as Jiangsu Xinsanyuan Medical Technology Co., Ltd. (“Xinsanyuan”) and its wholly owned subsidiary, Yangzhou Yiyazhi Clothing Co., Ltd., which were all incorporated in the People’s Republic of China (the “PRC”), and ultimately controlled by Mr. Chuanhua Yuan ( the “Founder”).

On November 8, 2022, Jiangsu Fuwang was established with resister share capital of RMB20 million and ultimately controlled by the Founder.

The Group took series of reorganization (the “Reorganization”) upon incorporation of Jiangsu Fuwang, including transfer assets, employees, sales and purchase contracts into Jiangsu Fuwang from Xinsanyuan.

On July 11, 2023, Jiangsu Fuwang incorporated a wholly owned subsidiary Yangzhou Yiyazhi Clothing Co., Ltd. with a registered share capital of RMB10 million, which was mainly used for production and sales of medical clothing. It is currently not engaging in any active business operations.

On December 3, 2024, the Company was incorporated as a holding company in Hong Kong and ultimately controlled by the Founder, and then acquired 95% of the equity interests of Jiangsu Fuwang at a nil consideration. The remaining 5% of equity interest was owned by a personal shareholder.

Before and after the Reorganization, the business of the Group was ultimately controlled by the Founder. Accordingly, the Reorganization is accounted for under common control transaction. Therefore, the accompanying consolidated financial statements include the assets, liabilities, revenue, expenses and cash flows of the Group for the periods presented and are prepared as if the corporate structure of the Group after the Reorganization had been in existence throughout the periods presented.

F-11

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Presentation

The accompanying consolidated financial statements of the Group have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The consolidated financial statements are presented in United States dollar (“US$”).

These consolidated financial statements have been prepared in accordance with U.S. GAAP assuming the Company will continue as a going concern. The going concern assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

(b)	Principles of Consolidation

The consolidated financial statements presented herein include the financial statements of the Company, its subsidiaries. All intercompany transactions and balances have been eliminated.

(c)	Use of Estimates

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, related disclosures of contingent assets and liabilities at the balance sheet date, and the reported revenues and expenses during the reported period in the consolidated financial statements and accompanying notes. Significant items subject to estimates and assumptions include, but not limited to, lower of cost and net realizable value of inventories, useful lives and recoverability of property and equipment, recoverability of intangible assets with indefinite useful lives, realization of deferred tax assets, determination of incremental borrowing rates for leases. Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

F-12

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(d)	Commitments and Contingencies

In the normal course of business, the Group is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations, shareholder lawsuits, and non-income tax matters. An accrual for a loss contingency is recognized when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed.

(e)	Cash

Cash consists of cash on hand and cash at bank. The Group does not have any cash equivalents as of June 30, 2024 and 2023.

Cash on hand and cash at bank deposited in financial institutions at various locations are as follows:

	As of June 30,
	2024	2023
	US$	US$
Cash balances include deposits in:
Financial institutions in the mainland of the PRC
- Denominated in Chinese Renminbi (“RMB”)	18,026	2,661
Total cash balances held at financial institutions	18,026	2,661

Cash on hand	671	1,234

Total cash balances	18,697	3,895

(f)	Accounts Receivable

Accounts receivable is recognized in the period when the Group has transferred products or provided services to its customers and when its right to consideration is unconditional. Amounts collected on accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. Accounts receivable are recorded at net realizable value, consisting of the carrying amount less an allowance for credit losses, as necessary Management considers various factors, including historical loss experience, current market conditions, the financial condition of its debtors, any receivables in dispute, the aging of receivables and current payment patterns of its debtors, in establishing the required allowance.

Accounts receivable which are deemed to be uncollectible are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance sheet credit exposure related to its customers. There is a time lag between when the Group estimates a portion of or the entire account balances to be uncollectible and when a write off of the account balances is taken.

F-13

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(g)	Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is calculated on the weighted average basis and includes all costs to acquire and other costs to bring the inventories to their present location and condition. The Group records inventory write-downs for excess or obsolete inventories based upon assumptions on current and future demand forecasts. If the inventory on hand is in excess of future demand forecast, the excess amounts are written off. The Group also reviews inventory to determine whether its carrying value exceeds the net amount realizable upon the ultimate sale of the inventory. This requires the determination of the estimated selling price of the vehicles less the estimated cost to convert inventory on hand into a finished product. Once inventory is written-down, a new, lower-cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis.

No inventory write-downs were recognized for the years ended June 30, 2024 and 2023.

(h)	Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and impairment, if any.

Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets as follows:

Buildings	20 years
Machinery and other equipment	3-15 years

Construction in progress represents property and equipment under construction. Construction in progress is transferred to property and equipment and depreciation commences when an asset is ready for its intended use.

When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and the proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred.

(i)	Operating Leases

The Group determines if an arrangement is or contains a lease at its inception. All of the Group’s leases are operating leases.

The Group recognizes lease liabilities and right-of-use (“ROU”) assets at lease commencement date. Lease liabilities are measured at the present value of unpaid lease payments at the lease commencement date and are subsequently measured at amortized cost using the effective-interest method. Since the Group’s leases do not provide an implicit rate, the Group uses its own incremental borrowing rate in determining the present value of unpaid lease payments. The incremental borrowing rate was determined based on the rate of interest that the Group would have to borrow an amount equal to the lease payments on a collateralized basis over a similar term. The incremental borrowing rate is primarily influenced by the risk-free interest rate of China and the US, the Company’s credit rating and lease term, and is updated for measurement of new lease liabilities.

ROU assets are initially measured at cost, which consist of (i) initial measurement of the lease liability; (ii) lease payments made to the lessor at or before the commencement date less any lease incentives received; and (iii) initial direct costs incurred by the Group. Variable lease payments are excluded from the measurement of ROU assets and lease liabilities and are recognized in the period in which the obligation for those payments is incurred. For operating leases, the Group recognizes a single lease cost on a straight-line basis over the remaining lease term.

F-14

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

The Group has elected not to recognize ROU assets and lease liabilities for short-term leases (i.e. leases that, at the commencement date, have a lease term of 12 months or less and do not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise). As a practical expedient, the Group has elected that for all leases, where it is the lessee, not to separate non-lease components from lease components and instead to account for all lease and non-lease components associated with each lease as a single lease component.

If a lease is modified and that modification is not accounted for as a separate contract, the classification of the lease is reassessed as of the effective date of the modification based on its modified terms and conditions and the facts and circumstances as of that date.

(j)	Intangible Assets

Intangible assets represent acquired software copyrights and patent technology, which are measured at cost, less accumulated amortization and impairment. Amortization of finite-lived intangible assets is computed using the straight-line method over the estimated useful lives. The amortization periods by intangible asset classes are as follows:

Software copyrights and patent technology	10 years

(k) Land use rights

According to mainland China’s laws and regulations regarding land use rights, land in urban districts is owned by the State, while land in the rural areas and suburban areas, except otherwise provided for by the State, is collectively owned by individuals designated as resident farmers by the State. In accordance with the legal principle that landownership is separate from the right to the use of the land, the government grants individuals and companies the rights to use parcels of land for a specified period of time. Land use rights, which are usually prepaid, are stated at cost less accumulated amortization. Amortization is provided over the life of the land use rights, using the straight-line method. The useful life is 40-50 years.

(l) Impairment of Long-lived Assets

Long-lived assets, including property and equipment, land use rights and ROU assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be fully recoverable or that the useful life is shorter than the Group had originally estimated. When these events occur, the Group evaluates the impairment for the long-lived assets or asset group by comparing the carrying value of the assets or asset group to an estimate of future undiscounted cash flows expected to be generated from the use of the assets or asset group and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets or asset group, the Group recognizes an impairment loss based on the excess of the carrying value of the assets or asset group over the fair value of the assets or asset group. No such impairment losses were recorded for the years ended June 30, 2024 and 2023.

(m) Value Added Taxes

Entities that are VAT general taxpayers are permitted to offset qualified input VAT paid to suppliers against their output VAT upon receipt of appropriate supplier VAT invoices on an entity by entity basis. When the output VAT exceeds the input VAT, the difference is remitted to tax authorities, usually on a monthly basis; whereas when the input VAT exceeds the output VAT, the difference is treated as VAT recoverable which can be carried forward indefinitely to offset future net VAT payables. VAT related to purchases and sales which have not been settled at the balance sheet date is disclosed separately as an asset and liability, respectively, in the consolidated balance sheets.

F-15

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(n) Fair Value Measurements

Fair value represents the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

Accounting guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Accounting guidance establishes a three-level fair value hierarchy and requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of inputs are:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

(o) Revenue recognition

Revenues of the Group were primarily derived from sales of medical products for the years ended June 30, 2024 and 2023. Revenue is recognized when or as the control of the goods or services is transferred to customers. Control of the goods and services may be transferred over time or at a point in time. Control of the goods and services is transferred over time if the Group’s performance:

●	provides all of the benefits received and consumed simultaneously by the customer;
●	creates and enhances an asset that the customer controls as the Group performs; or
●	does not create an asset with an alternative use to the Group and the Group has an enforceable right to payment for performance completed to date.

If control of the goods and services transfers over time, revenue is recognized over the period of the contract by reference to the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains control of the goods and services.

Contracts with customers may include multiple performance obligations. For such arrangements, the Group allocates overall contract price to each distinct performance obligation based on its relative standalone selling price. The Group generally determines standalone selling prices for each individual distinct performance obligation identified based on the observable prices charged to customers. If the standalone selling price is not directly observable, it is estimated using expected cost plus a margin, depending on the availability of observable information, the data utilized, and considering the Group’s pricing policies and practices in making pricing decisions. Assumptions and estimations have been made in estimating the relative selling price of each distinct performance obligation, and changes in judgements on these assumptions and estimates may affect revenue recognition.

F-16

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

When either party to a contract has performed, the Group presents the contract on the consolidated balance sheets as a contract asset, a receivable or a contract liability.

A contract asset is recorded when the Group transfers a good or service to the customer before being unconditionally entitled to the consideration under the payment terms set out in the contract. A receivable is recorded when the Group has an unconditional right to consideration. A right to consideration is unconditional if only the passage of time is required before payment of that consideration is due.

If a customer pays consideration or the Group has a right to an amount of consideration that is unconditional, before the Group transfers a good or service to the customer, the Group presents a contract liability when the payment is received or receivable. A contract liability is the Group’s obligation to transfer goods or services to a customer for which the Group has received consideration (or an amount of consideration is due) from the customer.

Sales of products

During the years ended June 30, 2024 and 2023, the Group generated revenue from sales of the medical products. Revenue from medical products is recognized at a point in time, when the control of the products is transferred to the customer, which is the point in time when the customer takes possession of and accepts the products.

Rental income from operating lease

Rental income receivable under operating leases is recognised in profit or loss in equal instalments over the periods covered by the lease term, except where an alternative basis is more representative of the pattern of benefits to be derived from the use of the leased asset. Lease incentives granted are recognised in profit or loss as an integral part of the aggregate net lease payments receivable. Variable lease payments that do not depend on an index or a rate are recognised as income in the accounting period in which they are earned.

(p)	Cost of sales

Cost of sales primarily consists of purchase costs of medical products, warehousing and transportation costs.

(q)	Research and development

All costs associated with research and development (“R&D”) are expensed as incurred. R&D expenses consist primarily of salaries, bonuses and benefits for those employees engaged in research, design and development activities, license fees, outsourced development expenses, materials, rental expenses, depreciation of equipment and software of R&D activities and other expenses.

(r)	Selling and Marketing Expenses

Selling and marketing expenses mainly consist of market promotion expenses, payroll and related expenses for personnel engaged in selling and marketing activities.

(s)	General and Administrative Expenses

General and administrative expenses mainly consist of payroll and related costs for employees involved in general corporate functions, expenses associated with the use of facilities and equipment by these employees, depreciation and amortization expenses, professional service fees and other general corporate expenses.

F-17

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(t)	Employee Benefits

The Group compensates its employees through short-term employee benefits and defined contribution plans. Short-term employee benefits consist of salaries, social benefit costs, paid annual leave, and bonuses that are expected to be settled within twelve months of the reporting period in which services are rendered. Short-term employee benefits are recognized at the undiscounted amounts expected to be paid when the liabilities are settled and presented within accrued expenses and other current liabilities in the consolidated balance sheets.

For defined contribution plans, premiums are paid monthly to a separate legal entity or the local labor bureau that manages pension plans on behalf of various employers. The Group has no further commitments beyond its monthly contribution. Contributions payable are recognized in the reporting period in which services are rendered and presented within accrued expenses and other current liabilities in the consolidated balance sheets.

(u)	Income Taxes

The Group accounts for income taxes using the asset and liability method in accordance with ASC 740, Income Tax. Current income taxes are provided on the basis of income before income taxes for financial reporting purposes and adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax laws and rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the consolidated statements of comprehensive income in the period that includes the enactment date. A valuation allowance is provided to reduce the amount of deferred income tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred income tax assets will not be realized. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of futures profitability, the duration of statutory carry forward periods, the Group’s experience with operating loss and tax credit carry forwards, if any, not expiring.

The Group applies a “more-likely-than-not” recognition threshold in the evaluation of uncertain tax positions. The Group recognizes the benefit of a tax position in its consolidated financial statements if the tax position is “more-likely-than-not” to prevail based on the facts and technical merits of the position. Tax positions that meet the “more-likely-than-not” recognition threshold are measured at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. Unrecognized tax benefits may be affected by changes in interpretation of laws, rulings of tax authorities, tax audits, and expiry of statutory limitations. In addition, changes in facts, circumstances and new information may require the Group to adjust the recognition and measurement estimates with regard to individual tax positions. Accordingly, unrecognized tax benefits are periodically reviewed and re-assessed. Adjustments, if required, are recorded in the Group’s consolidated financial statements in the period in which the change that necessities the adjustments occur. The ultimate outcome for a particular tax position may not be determined with certainty prior to the conclusion of a tax audit and, in certain circumstances, a tax appeal or litigation process. The Group records interest and penalties related to unrecognized tax benefits (if any) in income tax expenses.

F-18

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(v)	Foreign Currency

The Company’s reporting currency is US$. The functional currency of the Company is HK$. The functional currency of the Company’s subsidiaries in mainland China is RMB.

Transactions denominated in currencies other than the functional currency are re-measured into the functional currency at the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in a foreign currency are remeasured into the functional currency using the applicable exchange rate at the balance sheet dates. The resulted exchange differences are recorded as foreign currency exchange gains (losses), net in the consolidated statements of comprehensive income.

The Group entities with functional currencies other than the US$ are translated from the functional currency into US$. Assets and liabilities are translated into US$ using the applicable exchange rates at the balance sheet dates. Equity accounts other than deficit generated in the current period are translated into US$ using the appropriate historical rates. Revenues, expenses, gains and losses are translated into US$ using the average exchange rates for the relevant periods. The resulted foreign currency translation adjustments are recorded as a component of other comprehensive income in the consolidated statements of comprehensive income, and the accumulated foreign currency translation adjustments are recorded as a component of accumulated other comprehensive income in the consolidated statements of changes in shareholders’ equity.

(w)	Concentration of credit Risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist principally of cash, restricted cash, investment securities, accounts receivable and other receivables included in prepayments and other current assets.

Substantial all of the Group’s cash at bank is held by third-party financial institutions located in the mainland China. The bank deposits with financial institutions in the mainland China are insured by the government authority for up to RMB500. The Group has not experienced any losses in uninsured bank deposits and does not believe that it is exposed to any significant risks on cash held in bank accounts. To limit exposure to credit risk, the Company primarily places bank deposits with large financial institutions in the mainland China with acceptable credit rating.

Accounts receivable are primarily derived from revenue earned from sales of medical products. Accounts receivable and other receivables included in other current assets are unsecured. The risk is mitigated by credit evaluations performed on them. Historically, credit losses on accounts receivable have been insignificant.

(x)	Segment Reporting

The Group’s chief operating decision maker has been identified as the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. For the purpose of internal reporting and management’s operation review, the Company’s chief executive officer and management personnel do not segregate the Group’s business by product or service. Management has determined that the Group has one operating segment.

(y)	Recent Accounting Pronouncements

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security’s unit of account. The amendments are effective for fiscal years beginning after December 15, 2023. Early adoption is permitted. The Company adopted this guidance effective July 1, 2024 and the adoption of this ASU is not expected to have a material impact on its financial statements.

F-19

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

In March 2023, FASB issued ASU No. 2023-01, Leases (Topic 842): Common Control Arrangements. The amendments in ASU 2023-01 improve current GAAP by clarifying the accounting for leasehold improvements associated with common control leases, thereby reducing diversity in practice. Additionally, the amendments provide investors and other allocators of capital with financial information that better reflects the economics of those transactions. The amendments are effective for fiscal years beginning after December 15, 2023. Early adoption is permitted. The Company adopted this guidance effective July 1, 2024 and the adoption of this ASU is not expected to have a material impact on its financial statements.

In November 2023, the FASB issued ASU No. 2023-07, “Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures.” This ASU expands required public entities’ segment disclosures, including disclosure of significant segment expenses that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss, an amount and description of its composition for other segment items and interim disclosures of a reportable segment’s profit or loss and assets. ASU 2023 07 is applied retrospectively to all periods presented in financial statements, unless it is impracticable. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company adopted this guidance effective July 1, 2024 and the adoption of this ASU is not expected to have a material impact on its financial statements.

In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”. This ASU requires additional quantitative and qualitative income tax disclosures to enable financial statements users better assess how an entity’s operations and related tax risks and tax planning and operational opportunities affect its tax rate and prospects for future cash flows. The ASU is effective for annual reporting periods beginning after December 15, 2024, with early adoption permitted and can be applied on either a prospective or retroactive basis. The Company plans to adopt this guidance effective July 1, 2025 and the Company is currently evaluating the impact of adopting this ASU on its financial statements.

In March 2024, the FASB issued ASU 2024-01, Compensation - Stock Compensation (Topic 718), Scope Application of Profits Interest and Similar Awards. This standard provides clarity regarding whether profits interest and similar awards are within the scope of Topic 718 of the Accounting Standards Codification. This standard is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company plans to adopt this guidance effective July 1, 2025 and the Company is currently evaluating the impact of adopting this ASU on its financial statements.

In March 2024, the FASB issued ASU No. 2024-02, “Codification Improvements - Amendments to Remove References to the Concepts Statements.” ASU 2024-02 removes references to various FASB Concepts Statements within the Codification. The guidance in ASU No. 2024-02 is effective for fiscal years beginning after December 15, 2024, including interim periods within those fiscal years, and can be applied either prospectively to all new transactions recognized on or after the date that the entity first applies the amendments or retrospectively to the beginning of the earliest comparative period presented in which the amendments were first applied. Early adoption is permitted. The Company plans to adopt this guidance effective July 1, 2025 and the Company is currently evaluating the impact of adopting this ASU on its financial statements.

F-20

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

3.	ACCOUNTS RECEIVABLE, NET

The accounts receivable, net consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Accounts receivable	833,332	725,712
Less: allowance for credit losses	78,456	36,286

Accounts receivable, net	754,876	689,426

Movement of allowance for credit loss is as follows:

	As of June 30,
	2024	2023
	US$	US$

Beginning balance	36,286	-
Charge to allowance	41,667	36,286
Foreign currency translation adjustments	503	-
Ending balance	78,456	36,286

4. ADVANCES TO SUPPLIERS, NET

The advances to suppliers, net consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Advances to suppliers	266,908	-
Less: allowance for doubtful accounts	-	-

Advance to suppliers, net	266,908	-

Advances to suppliers consist of mainly payments to suppliers for raw materials or products that have not been received.

F-21

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

5.	OTHER CURRENT ASSETS, NET

Other current assets, net consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Income tax to be refunded	11,728	-
Other receivables (i)	48,779	34,729

Total	60,507	34,729

(i) Other receivable are mainly business advances to officers and staffs represent advances for business travel and sundry expenses, as well as advances for services to other third party.

6.	PROPERTYAND EQUIPMENT, NET

Property and equipment, net, consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Buildings	152,250	150,164
Machinery and other equipment (i)	589,325	581,251

Property and equipment	741,575	731,415

Less: Accumulated depreciation	192,588	145,955

Construction in progress (ii)	66,939	12,677
Property and equipment, net	615,926	598,137

(i) The Company provides its customers with specialized testing devices as its customers could only use these devices to generate results from these rapid diagnostic products. The ownership of these specialized testing devices is not transferred to its customers, but remains as the Company’s properties. The specialized testing devices will be returned to the Company when they are no longer required by the customer. As of June 30, 2024 and 2023, properties with net book values of US$ 458,170 and US$ 529,660 were held by the Company’s customers.

(ii) Represents the decoration expenditures on the construction of corporate buildings.

F-22

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

7.	LAND USE RIGHTS, NET

Land use rights consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Land use rights	2,246	2,215
Less: accumulated amortization	142	47

Land use rights, net	2,104	2,168

The Company has the land use right to use the land for 40-50 years and amortizes the rights on a straight-line basis over the period of 40-50 years.

8.	LEASES

Lessee

The Group has entered into a non-cancellable operating agreement for certain medical machine on May 20, 2023. The Group determines if an arrangement is a lease, or contains a lease, at inception and record the leases in the financial statements upon lease commencement, which is the date when the underlying asset is made available for use by the lessor. The lease term is five years. Lease expenses for lease payment are recognized on a straight-line basis over the lease term.

Supplemental balance sheet information related to leases was as follows:

	As of June 30,
	2024	2023
	US$	US$
Operating Leases
Operating lease right-of-use assets	254,680	-
Total operating lease assets	254,680	-

Operating lease liabilities, current	55,031	-
Operating lease liabilities, non-current	199,649	-
Total operating lease liabilities	254,680	-

F-23

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

	Year ended June 30,
	2024	2023

Weighted-average remaining lease term
Operating leases	5 years	-
Weighted-average discount rate
Operating leases	3.95%	-

Because the leases do not provide an implicit rate of return, the Group used the incremental borrowing rate based on the information available at lease commencement date in determining the present value of lease payments.

Maturities of operating lease liabilities were as follows:

As of June 30, 2024
US$

2024	56,126
2025	56,126
2026	56,126
2027	56,126
2028	56,126
Total undiscounted lease payments	280,631

Less: imputed interest	25,951
Total lease liabilities	254,680

Lessor

On June 28, 2024, the Company entered into a five-year rental agreement with a third party to lease the medical machine for testing use. Rental income will be recorded in other revenues on the consolidated statements of loss and comprehensive loss.

9.	SHORT-TERM LOANS

Short-term loans consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Secured borrowings from a bank	280,631	-

Total	280,631	-

On August 18, 2023, the Group borrowed a one-year loan with aggregated principal amounts of RMB2,000,000 (equivalent to US$ 280,631) from a bank in the PRC, bearing a fixed interest rate of 4.4% per annum, for the current operation use. The interests shall be repaid monthly. The loan was guaranteed by the founder and other related parties. In addition, one shareholder of the Company and a related party of the Company pledged their properties as collateral to secure this loan as of June 30, 2024.

F-24

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

10.	OTHER PAYABLES AND ACCRUED EXPENSES

Other payables and accrued expenses consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Accrued salaries and benefits	87,967	15,083
Payables for purchase of property and equipment	1,403	1,384
Accrued interest	343	-

Total	89,713	16,467

11.	SHARE CAPITAL

Upon incorporation on December 3, 2024, the total amount of share capital to be subscribed by the company’ was HKD1,000,000, and the total number of ordinary shares proposes to issue was 1,000,000.

12.	INCOME TAX

a)	Income tax

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Company is subject to Hong Kong profits tax at the rate of 16.5% on its taxable income generated from the operations in Hong Kong. The first HK$2 million of assessable profits earned by a company will be taxed at 8.25% whilst the remaining profits will continue to be taxed at 16.5%. There is an anti-fragmentation measure where each group will have to elect only one company in the group to benefit from the progressive anti-fragmentation two-tier rates.

The PRC, excluding Hong Kong

The Group’s PRC subsidiaries are subject to the PRC Enterprise Income Tax Law (“EIT Law”) and are taxed at the statutory income tax rate of 25%, unless otherwise specified.

According to the relevant PRC tax policies, once an enterprise meets certain requirements and is identified as a small-scale minimal profit enterprise, the taxable income not more than RMB1 million is subject to a reduced effective rate of 5% during the period from January 1, 2023 to December 31, 2027.

F-25

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

The components of income tax expense for the years ended June 30, 2024 and 2023 are as follows:

Year ended June 30,
	2024	2023
	US$	US$

Current income tax expense
- The PRC, excluding Hong Kong	-	-
- Others	-	-
Total current tax provision	-	-

Deferred income tax expense
- The PRC, excluding Hong Kong	34,199	15,479
- Others	-	-
Less: deferred asset impairment loss provision	(34,199)	(15,479)
Total deferred tax expense	-	-

Total income tax expense	-	-

The actual income tax expense reported in the consolidated statements of loss and comprehensive loss for the years ended June 30, 2024 and 2023 differs from the amount computed by applying the PRC income tax rate of 25% to loss before income taxes due to the following:

	Year ended June 30,
	2024	2023
	US$	US$

Computed expected income tax benefit at the PRC statutory tax rate of 25%	(46,137)	(15,872)
Tax effect of non-deductible expenses	11,483	393
Change in valuation allowance	34,654	15,479

Actual income tax expense	-	-

F-26

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

b)	Deferred income taxes

The tax effects of temporary differences that give rise to the deferred tax assets (liabilities) balances as of June 30, 2024 and 2023 are as follows:

	As of June 30,
	2024	2023
	US$	US$

Deferred tax assets:
Net operating losses carryforwards	30,001	6,014
Accrued expenses	85
Operating lease liabilities	63,598
Allowance for credit losses	19,592	9,465
Total gross deferred tax assets	113,276	15,479

Valuation allowance on deferred tax assets	(49,678)	(15,479)

Deferred tax assets, net of valuation allowance	63,598	-

Deferred tax liabilities:	-	-

Operating lease right-of-use assets	(63,598)	-

Total deferred tax liabilities	(63,598)	-

Net deferred tax assets (liabilities)	-	-

A valuation allowance is provided against deferred income tax assets when the Group determines that it is more-likely-than-not that the deferred income tax assets will not be utilized in the foreseeable future. In making such determination, the Group evaluates a variety of factors including the Group’s operating history, accumulated deficit, existence of taxable temporary differences and reversal periods.

As of June 30, 2024, the valuation allowances of US$113,276 were related to the deferred income tax assets of the certain subsidiary of the Company which were in loss position. These entities were in a cumulative loss position, which is a significant negative indicator to overcome that sufficient income will be generated over the periods in which the deferred income tax assets are deductible or utilized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible or utilized. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

F-27

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

Changes in valuation allowance are as follows:

	Year ended June 30,
	2024	2023
	US$	US$

Balance at the beginning of the year	15,479	-
Increase during the year	34,654	15,479
Effect of foreign currency translation	(455)	-

Balance at the end of the year	49,678	15,479

13.	REVENUES

The Group’s revenues are disaggregated as follows:

	Year ended June 30,
Service line	2024	2023
	US$	US$

Sales of goods	85,033	27,714
Others	31,648	-

Total revenues	116,681	27,714

Geographic information

The following summarizes the Group’s revenues by geographic areas (based on the locations of customers):

	Year ended June 30,
	2024	2023
	US$	US$

Mainland China	116,681	27,714

Revenues	116,681	27,714

F-28

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

14.	COMMITMENTS AND CONTINGENCIES

In November 2024, Jiangsu Bank Co, Ltd. commenced a lawsuit against Yangzhou Huaxin Medical Technology Co., Ltd. to the Hanjiang District People’s Court of Yangzhou for the repayment of the bank loan and related interests. Yangzhou Huaxin Medical Technology Co., Ltd. was a business partner of the Company, and the loan was guaranteed by the Company.

According to the mediation of the court, the parties were able to reach a settlement agreement that Yangzhou Huaxin Medical Technology Co., Ltd. shall repay Jiangsu Bank Co, Ltd. by monthly and settle all the remaining loan and interests before May 28, 2026. The Company has the joint liability guaranty.

15.	RELATED PARTY TRANSACTIONS

(a)	Related parties

Names of the major related parties	Nature of relationship
Yuan Chuanhua	The controlling shareholder of the Company
Shi Guanghua	A shareholder of the Company
Yang Yi	A related person of the controlling shareholder of the Company
Xia Ruiying	A related person of the controlling shareholder of the Company
Jiangsu Xinsanyuan Medical Technology Co., Ltd. (“Xinsanyuan”)	Entity controlled by the controlling shareholder of the Company
Yangzhou Wangyuan Medical Technology Co., Ltd (“Wangyuan”)	Entity controlled by the controlling shareholder of the Company

(b) Significant related party transactions

During the years ended June 30, 2024 and 2023, the Group entered into the following significant related party transactions:

	Year ended June 30,
	2024	2023
	US$	US$

Purchase of properties (i)	-	103,871
Purchase of land use rights (i) (ii)	-	1,155
Purchase of equipment (i)	-	529,660
Purchase of materials (iv)	42,478	-
Loan from related party (iii)	166,771	63,332

F-29

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(c)	Significant related party balances

The outstanding balances mainly arising from the above transactions as of June 30, 2024 and 2023 are as follows:

	As of June 30,
	2024	2023
	US$	US$

Due to related parties:

Xinsanyuan (i)	5,613	5,536
Yuan Chuanhua (i)	1,403	1,384
Shi Guanghua (ii)	1,403	1,384
Yang Yi (iii)	230,103	63,332
Xia Ruiying	-	1,536

Subtotal	238,522	73,172

Due from related parties:

Wangyuan (iv)	11,600	-

Note:

(i)	In 2022, the Group purchased the properties, land use rights, equipment and software copyrights and patent technology from related parties pursuant to the Reorganization arrangement. During the years ended June 30, 2024 and 2023, these purchases amounted to US$ nil and US$ 633,242, respectively. As of June 30, 2024 and 2023, the amounts due to related parties for such purchases of US$7,016 and US$ 6,920 were included in due to related parties, respectively. The difference of the purchased asset group of US$ 599,979 between the carrying amount and the consideration payables was recorded as deemed contribution from shareholders of the Group under the Reorganization.

(ii)	On December 8, 2022, the Group purchased properties and land use right of US$ 1,444 from a related party for operation use. As of June 30, 2024 and 2023, the amounts due to related parties for such purchases of US$ 1,403 and US$ 1,384 were included in due to related parties, respectively.

(iii)	The Group borrowed from related parties with interest free for working capital needs, which will be paid upon demand. During the years ended June 30, 2024 and 2023, the aggregate borrowings amounted to US$ 166,771 and US$ 63,332, respectively. As of June 30, 2024 and 2023, the amounts due to related parties for such loan of US$ 230,103 and US$ 63,332 were included in due to related parties, respectively.

(iv)	The Group purchased materials for production from related parties. During the years ended June 30, 2024 and 2023, these purchases amounted to US$ 42,478and US$ nil, respectively. As of June 30, 2024 and 2023, the prepayment amounts due from related parties for such purchases of US$ 11,600 and US$ nil were included in due from related parties, respectively.

16.	SUBSEQUENT EVENTS

Management has considered subsequent events through May 14, 2025, which was the date the consolidated financial statements were issued. No subsequent events required adjustments to or disclosure in these consolidated financial statements.

F-30